EXHIBIT 10.3

IMAC Holdings, LLC

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made and entered into by and between IMAC Holdings, LLC, a Kentucky limited liability company that intends to convert, prior to a proposed Regulation A+ initial public offering, into a corporation pursuant to a statutory conversion and change its name to IMAC Regeneration Centers, Inc., with its principal executive offices located at 2725 James Sanders Blvd., Paducah, KY 42001 (as applicable, the “Company”), and each of the purchasers listed on Schedule A hereto (the “Purchasers”), and is dated with respect to each of the Purchasers as of the date noted on each such Purchaser’s counterpart signature page.

WHEREAS, the Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the rules and regulations as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”);

WHEREAS, the Purchasers, severally and not jointly, desire to purchase and the Company desires to issue and sell to the Purchasers, in each case upon the terms and subject to the conditions set forth in this Agreement, 4% convertible promissory notes of the Company, in the form attached hereto as Exhibit A, in the aggregate principal face amount of up to Two Million Dollars ($2,000,000) (together with any note(s) issued in replacement thereof or as a dividend thereon or otherwise with respect thereto in accordance with the terms thereof, the “Notes”), convertible into shares of Common Stock of the Company (the “Common Stock”);

WHEREAS, each Purchaser wishes to purchase, upon the terms and conditions stated in this Agreement, such face value amount of Notes, as is set forth immediately next to such Purchaser’s name on Schedule A; and

WHEREAS, simultaneously with the execution and delivery of this Agreement, the Purchasers are executing and delivering a Lock-Up Agreement, in the form attached hereto as Exhibit B (the “Lock-Up Agreement” and, collectively with this Agreement, the Term Sheet delivered to the Purchasers by the Company and the Note, the “Transaction Documents”).

NOW THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements herein contained, the Company and each of the Purchasers severally (and not jointly) hereby agree as follows:

1. Purchase and Sale of Notes.

(a) Purchase of Notes. On the Closing Date (as defined below), the Company shall issue and sell to each Purchaser and each Purchaser severally agrees to purchase from the Company such principal face amount of Notes as is set forth next to such Purchaser’s name on Schedule A hereto.

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(b) Form of Payment. On the Closing Date: (i) each Purchaser shall pay the purchase price for the Notes to be issued and sold to it at the Closing (as defined below) (the “Purchase Price”) by wire transfer of immediately available funds to the Company, in accordance with the Company’s written wiring instructions, against delivery of the Notes with principal face amount as is set forth next to such Purchaser’s name on Schedule A hereto, and (ii) the Company shall deliver such Notes executed on behalf of the Company, to such Purchaser, against delivery of such Purchase Price. The Purchase Price will equal the principal face amount of the Notes purchased.

(c) Closing Date. Subject to the satisfaction (or written waiver) of the conditions thereto set forth in Section 6 and Section 7 below, the date and time of the issuance and sale of the Notes pursuant to this Agreement (the “Closing Date”) shall be 12:00 noon, Eastern time, on the date noted on the subject Purchasers’ counterpart signature pages, or such other mutually agreed upon time for Purchasers’ over $500,000. The closing of the transactions contemplated by this Agreement (the “Closing”) shall occur on the Closing Date at such location as may be agreed to by the parties and may be undertaken remotely by facsimile or other electronic transmission.

2. Representations and Warranties of the Purchasers. Each Purchaser severally (and not jointly) represents and warrants to the Company solely as to such Purchaser that:

(a) Knowledge of Offering. The Purchaser learned of the Company’s private placement of the Notes exclusively through an employee or prospective investor in the offering, and not a Placement Agent.

(b) Investment Purpose. As of the date hereof, the Purchaser is purchasing the Notes and the shares of Common Stock issuable upon conversion thereof (the “Conversion Shares”), for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act; provided, however, that by making the representations herein, the Purchaser does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act, except as otherwise provided for in the Lock-Up Agreements.

(c) Accredited Investor Status. The Purchaser is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act (an “Accredited Investor”).

(d) Reliance on Exemptions. The Purchaser understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities.

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(e) Information. The Purchaser and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Purchaser or its advisors. The Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Notwithstanding the foregoing representations, neither such inquiries nor any other due diligence investigation conducted by Purchaser or any of its advisors or representatives shall modify, amend or affect Purchaser’s right to rely on the Company’s representations and warranties contained in Section 3 below.

(f) No Governmental Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

(g) Transfer or Resale. The Purchaser understands that:

(i) The sale or resale of all or any portion or component of the Securities has not been and is not being registered under the Securities Act or any applicable state securities laws, and the all or any portion or component of Securities may not be transferred unless:

(A) the Securities are sold pursuant to an effective registration statement under the Securities Act,

(B) the Purchaser shall have delivered to the Company, at the cost of the Company, a customary opinion of counsel that shall be in form, substance and scope reasonably acceptable to the Company, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration,

(C) the Securities are sold or transferred to an “affiliate” (as defined in Rule 144 promulgated under the Securities Act (or a successor rule) (“Rule 144”)) of the Purchaser who agrees to sell or otherwise transfer the Securities only in accordance with this Section 2(f) and who is an Accredited Investor,

(D) the Securities are sold pursuant to Rule 144, or

(E) the Securities are sold pursuant to Regulation S under the Securities Act (or a successor rule) (“Regulation S”),

and, in each case, the Purchaser shall have delivered to the Company, at the cost of the Company, a customary opinion of counsel, in form, substance and scope reasonably acceptable to the Company;

(ii) Any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and

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(iii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

(h) Legends. The Purchaser understands that the Notes, until such time as the Conversion Shares have been registered under the Securities Act or otherwise may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Conversion Shares may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under said Act, or an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, that registration is not required under said Act or unless sold pursuant to Rule 144 or Regulation S under said Act.”

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by applicable state securities laws: (i) such Security is registered for sale under an effective registration statement filed under the Securities Act or otherwise may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold or (ii) such holder provides the Company with a reasonable and customary opinion of counsel to the effect that a public sale or transfer of such Security may be made without registration under the Securities Act. The Purchaser agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any.

(i) Authorization; Enforcement. Each Transaction Document to which the Purchaser is a party: (i) has been duly and validly authorized, (ii) has been duly executed and delivered on behalf of the Purchaser, and (iii) will constitute, upon execution and delivery by the Purchaser thereof and the Company, the valid and binding agreements of the Purchaser enforceable in accordance with their terms, except to the extent limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights and general principles of equity that restrict the availability of equitable or legal remedies.

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(j) Residency. The Purchaser is a resident of the jurisdiction set forth immediately below such Purchaser’s name on the signature pages hereto.

3. Representations and Warranties of the Company. The Company hereby represents and warrants to each Purchaser as of the date hereof (unless the context specifically indicates otherwise) that:

(a) Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Kentucky, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. The Company has no Subsidiaries. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. As used in this Agreement, the term “Material Adverse Effect” means any material adverse effect on the business, operations, assets, financial condition or prospects of the Company, or on the transactions contemplated hereby or by the other Transaction Documents, but shall not include any change affecting economic or financial conditions generally or any change affecting the Company’s industry as a whole, provided such change does not disproportionately affect the Company. As used in this Agreement, the term “Subsidiaries” means any corporation or other entity or organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, any equity or other ownership interest or otherwise controls through contract or otherwise.

(b) Authorization; Enforcement. (i) The Company has all requisite corporate power and authority to enter into and perform this Agreement and the other Transaction Documents and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Notes and the issuance of the Conversion Shares issuable upon conversion thereof) have been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its stockholders, is required, (iii) each Transaction Document has been duly executed and delivered by the Company by its authorized representative, and such authorized representative is a true and official representative with authority to sign each Transaction Document and the other documents or certificates executed in connection herewith and bind the Company accordingly, and (iv) each Transaction Document constitutes, and upon execution and delivery thereof by the Company will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except to the extent limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights and general principles of equity that restrict the availability of equitable or legal remedies. The Company is proposing to sell Notes to certain other accredited investors pursuant to the Transaction Documents.

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(c) Capitalization. As of the date hereof, the membership interests of the Company are, or upon issuance of shares of Common Stock upon conversion to a Corporation will be, duly authorized, validly issued, fully paid and nonassessable. All Conversion Shares will be duly reserved for future issuance. No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the stockholders of the Company or any mortgage, lien, title claim, assignment, encumbrance, security interest, adverse claim, contract of sale, restriction on use or transfer or other defect of title of any kind (each, a “Lien”) imposed through the actions or failure to act of the Company. Except as previously disclosed: (i) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company, or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company, (ii) there are no agreements or arrangements under which the Company is obligated to register the sale of any of its or their securities under the Securities Act, and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Notes, the Conversion Shares and the Company is not currently contemplating any issuances of its debt or equity securities which would trigger the anti-dilution or price adjustment provisions contained in the Notes. The Articles of Incorporation of the Company (“Articles of Incorporation”), the Company’s By-laws (the “By-laws”), and all securities convertible into or exercisable for Common Stock of the Company and the material rights of the holders thereof in respect thereto are as previously described to the Purchaser.

(d) Issuance of Shares. The Conversion Shares will be authorized and reserved for issuance and, upon conversion of the Notes will be validly issued, fully paid and non-assessable, and free from all taxes or Liens with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of stockholders of the Company.

(e) Acknowledgment of Dilution. The Company understands and acknowledges the potentially dilutive effect to the Common Stock upon the issuance of the Conversion Shares of the Notes. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Notes in accordance with this Agreement, the Notes are absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

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(f) No Conflicts. The execution, delivery and performance of this Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance of the Conversion Shares) will not: (i) conflict with or result in a violation of any provision of the Articles of Incorporation or By-laws or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company is a party, except for possible violations, conflicts or defaults as would not, individually or in the aggregate, have a Material Adverse Effect, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or by which any property or asset of the Company is bound or affected. The Company is not in violation of its Articles of Incorporation, By-laws or other organizational documents. The Company is not in default (and no event has occurred which with notice or lapse of time or both could put the Company in default) under any agreement, indenture or instrument to which the Company is a party or by which any property or assets of the Company is bound or affected, except for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect. The business of the Company is not being conducted in violation of any law, rule ordinance or regulation of any governmental entity, except for possible violations which would not, individually or in the aggregate, have a Material Adverse Effect. Except as required under the Securities Act, the Securities Exchange Act of 1934, amended (the “Exchange Act”), and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement or any Transaction Document in accordance with the terms hereof or thereof or to issue and sell the Notes in accordance with the terms thereof and to issue the Conversion Shares upon conversion of the Notes. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof.

(g) Absence of Certain Changes. Since October 31, 2017, there has been no material adverse change and no material adverse development in the assets, liabilities, business, properties, operations, financial condition, results of operations or prospects of the Company. Without limiting the foregoing, the Company has not since October 31, 2017:

(i) issued any stock, bonds or other corporate securities or any rights, options or warrants with respect thereto;

(ii) borrowed any amount or incurred or become subject to any liabilities (absolute or contingent), except for trade payables incurred in the ordinary course of business;

(iii) discharged or satisfied any Lien or paid any obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business consistent with past practices;

(iv) declared or made any payment or distribution of cash or other property to stockholders with respect to its stock, or purchased or redeemed, or made any agreements so to purchase or redeem, any shares of its capital stock;

(v) mortgaged or pledged any of its assets, tangible or intangible, or subjected them to any Lien, except for the anticipated purchase of a building at 2537 Larkin Rd. in Lexington, Kentucky, for the opening and operation of the Tony Delk IMAC Regeneration Center;

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(vi) suffered any substantial losses or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of prospective business;

(vii) made any changes in employee compensation in excess of $10,000;

(viii) adopted or amended any employee benefits or plan relating thereto;

(ix) made capital expenditures or commitments therefor that aggregate in excess of $50,000 for the Company, except for the commitment to purchase a building at 2537 Larkin Rd. in Lexington, Kentucky;

(x) entered into any other material transaction other than in the ordinary course of business;

(xi) made charitable contributions or pledges in excess of $5,000 in the aggregate;

(xii) suffered any material damage, destruction or casualty loss, whether or not covered by insurance;

(xiii) experienced any union organizing effort or strike problems with labor or management in connection with the terms and conditions of their employment; or

(xiv) effected or agreed to do any of the foregoing.

(h) Absence of Litigation. There is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company, or its business, properties or assets or its officers or directors in their capacity as such, that would have a Material Adverse Effect.

(i) Intellectual Property. Other than the trademark “IMAC Regeneration Center,” trade names of the endorsed clinics, and various internet domain names, the Company has no other patents, patent applications, provisional patents, trademarks, service marks, trademark registrations, service mark registrations, copyrights, licenses, formulae, mask works, customer lists, know-how and other intellectual property, including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems, procedures or registrations or applications relating to the same (collectively, “Intellectual Property”). The Company owns valid title, free and clear of any Liens, or possesses the requisite valid and current licenses or rights, free and clear of any Liens, to use all Intellectual Property in connection with the conduct its business as now operated and, to the best of the Company’s knowledge, as presently contemplated to be operated in the future. There is no claim or action by any person pertaining to, or proceeding pending, or to the Company’s knowledge threatened, which challenges the right of the Company with respect to any Intellectual Property necessary to enable it to conduct its business as now operated and, to the best of the Company’s knowledge, as presently contemplated to be operated in the future. To the best of the Company’s knowledge, the Company’s current and intended products, services and processes do not infringe on any Intellectual Property or other rights held by any person, and the Company is unaware of any facts or circumstances which might give rise to any of the foregoing. The Company has not received any notice of infringement of, or conflict with, the asserted rights of others with respect to the Intellectual Property. The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of their Intellectual Property.

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(j) No Materially Adverse Contracts, etc. The Company is not subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company’s officers has or is expected in the future to have a Material Adverse Effect. The Company is not a party to any contract or agreement which has or is reasonably expected to have a Material Adverse Effect.

(k) Tax Matters. The Company has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax. The Company has not received notice that any of its tax returns is presently being audited by any taxing authority.

(l) Certain Transactions. A shareholder owning more than five percent (5%) of the company has provided a loan to the Company that is currently outstanding. There are no leases, royalty agreements or other transactions between: (i) the Company or any of its customers or suppliers, and (ii) any officer, employee, consultant or director of the Company or any person owning five percent (5%) or more of the capital stock of the Company or five percent (5%) or more of the ownership interests of the Company or any member of the immediate family of such officer, employee, consultant, director, stockholder or owner or any corporation or other entity controlled by such officer, employee, consultant, director, stockholder or owner, or a member of the immediate family of such officer, employee, consultant, director, stockholder or owner.

(m) Permits; Compliance. The Company is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, the “Company Permits”), and there is no action pending or, to the knowledge of the Company, threatened regarding suspension or cancellation of any of the Company Permits. The Company is not in default or violation of, any of the Company Permits.

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(n) ERISA. The Company has not made or currently makes any contributions to any employee pension benefit plan for its employees which plan is subject to the Employee Retirement Income Security Act of l974, as amended from time to time (“ERISA”).

(o) Title to Property. The Company holds no title in fee simple to any real property. The Company holds good and marketable title to all personal property owned by them which is material to the business of the Company, in each case free and clear of all Liens. Any real property and facilities held under lease by the Company are held by it under valid, subsisting and enforceable leases.

(p) Insurance. The Company has provided to Purchaser, upon Purchaser’s request, true and correct copies of all policies relating to directors’ and officers’ liability coverage, errors and omissions coverage, and commercial general liability coverage. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(q) Internal Accounting Controls. The Company and has not received, orally or in writing, any adverse notification (including any “management letters”) from its auditors relating to the Company’s internal financial controls and procedures.

(r) Books and Records. The books of account, ledgers, order books, records and documents of the Company accurately and completely reflect all material information relating to the business of the Company, the location and collection of its assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company.

(s) Subordination of Notes. The Notes will be subordinated in priority and right of payment to any senior Indebtedness of the Company, now existing or hereafter issued. The Company currently has no senior or secured Indebtedness outstanding. As used herein, the term “Indebtedness” means: (i) all obligations for borrowed money, (b) all obligations evidenced by bonds, debentures, notes, or other similar instruments and all reimbursement or other obligations in respect of letters of credit or other financial products, and (c) all payment obligations (other than trade payables incurred in the ordinary course of business).

(t) Assumptions or Guaranties of Indebtedness of Other Persons. The Company has not assumed, guaranteed, endorsed, or otherwise become directly or contingently liable on, any Indebtedness or any other agreement of any other person.

(u) Disclosure. All information relating to or concerning the Company or any of its officers, directors, employees, customers or clients (including, without limitation, all information regarding the Company’s internal financial accounting controls and procedures): (i) set forth in this Agreement or any other Transaction Document and/or (ii) as provided to the Purchasers pursuant to Section 2(e) hereof, is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading.

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(v) No General Solicitation. Neither the Company nor any person participating on the Company’s behalf in the transactions contemplated hereby has conducted any “general solicitation,” as such term is defined in Regulation D promulgated under the Securities Act, with respect to any of the Securities being offered hereby.

(w) No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act of the issuance of the Securities to the Purchasers. The issuance of the Securities to the Purchasers will not be integrated with any other issuance of the Company’s securities (past, current or future) for purposes of any stockholder approval provisions applicable to the Company or its securities.

(x) No Brokers. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, transaction fees or similar payments relating to this Agreement or the transactions contemplated hereby.

4. Covenants. In addition to the other agreements and covenants set forth herein, the applicable parties hereto hereby covenant as follows:

(a) Stop Orders. The Company will advise each Purchaser promptly after it receives notice of issuance by the SEC, any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of the Securities, or of the suspension of the qualification of the Common Stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

(b) Form D; Blue Sky Laws. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Purchaser promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Purchasers at the applicable closing pursuant to this Agreement under applicable securities or “blue sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to each Purchaser and to the Placement Agent on or prior to the Closing Date.

(c) Use of Proceeds. The Company shall use the proceeds from the sale of the Notes to fund the Company’s short-term working capital and capital expenditure requirements, including legal and accounting fees, marketing expenses and other costs associated with preparing for and consummating a Regulation A+ initial public offering.

(d) Expenses. The Company is solely responsible for all expenses incurred in connection with the preparation, execution, delivery and performance of the Transaction Documents.

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(e) Authorization and Reservation of Shares. The Company shall at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the full conversion or exercise of the outstanding Notes and issuance of the Conversion Shares in connection therewith (based on the conversion price of the Notes in effect from time to time) (collectively, the “Reserved Amount”). The Company shall not reduce the number of shares of Common Stock reserved for issuance upon conversion of the Notes. If at any time the number of shares of Common Stock authorized and reserved for issuance (“Authorized and Reserved Shares”) is below the Reserved Amount, the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company’s obligations under this Section 4(e), in the case of an insufficient number of authorized shares, obtain stockholder approval of an increase in such authorized number of shares, and voting the shares of the Company’s officers and directors in favor of an increase in the authorized shares of the Company to ensure that the number of authorized shares is sufficient to meet the Reserved Amount. The Company shall use its best efforts to obtain such stockholder approval within thirty (30) days following the date on which the number of Reserved Amount exceeds the Authorized and Reserved Shares.

(f) Corporate Existence. So long as a Purchaser beneficially owns any Notes, the Company shall maintain its corporate existence and shall not sell all or substantially all of the Company’s assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company’s assets, where the surviving or successor entity in such transaction assumes the Company’s obligations hereunder and under the agreements and instruments entered into in connection herewith.

(g) Sarbanes-Oxley Matters. When required to do so, the Company will comply with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective for the Company, and any and all applicable rules and regulations promulgated by the SEC thereunder. The Company shall implement such programs and shall take such steps reasonably necessary to provide for its future compliance (not later than the relevant statutory and regulatory deadline therefor) with all provisions of Section 404 of the Sarbanes-Oxley Act that shall become applicable to the Company.

(h) Accounting Changes. Make any change in its accounting treatment or financial reporting practices except as required or permitted by generally accepted accounting principles in effect from time to time

(i) No Integration. The Company shall not make any offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the Securities Act or cause the offering of the Securities to be integrated with any other offering of securities by the Company for the purpose of any stockholder approval provision applicable to the Company or its securities.

(j) Insurance. Subsequent to the Closing, the Company will keep its assets which are of an insurable character insured by financially sound and reputable institutional insurers against loss or damage by fire, explosion and other risks customarily insured against by companies in similar business similarly situated as the Company, and the Company will maintain, with financially sound and reputable institutional insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner which the Company reasonably believes is customary for companies in similar business similarly situated as the Company.

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(k) Nature of Business. For so long as the Notes remain outstanding and unpaid, or any other amount is owing to any Purchaser under any Transaction Document, without the prior written approval of a majority in interest of the Purchasers, the Company shall not materially alter the nature of the Company’s business.

(l) Intellectual Property. For so long as the Notes remain outstanding and unpaid, or any other amount is owing to any Purchaser under any Transaction Document, the Company shall use commercially reasonable efforts to maintain in full force and effect its existence, rights and franchises and all licenses and other rights to use Intellectual Property owned or possessed by it and reasonably deemed to be necessary to the conduct of its business.

(m) Properties. For so long as the Notes remain outstanding and unpaid, or any other amount is owing to any Purchaser under any Transaction Document, the Company will keep its owned or leased properties and other assets in good repair, working order and condition, reasonable or ordinary wear and tear excepted, and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto; and the Company will at all times comply with each provision of all leases to which it is a party or under which it occupies property if the breach of such provision could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(n) Taxes. For so long as the Notes remain outstanding and unpaid, or any other amount is owing to any Purchaser under any Transaction Document, the Company shall duly pay and discharge all taxes or other claims, which might become a lien upon any of its property except to the extent that any thereof are being in good faith appropriately contested with adequate reserves provided therefor.

(o) Notice of Litigation. For so long as the Notes remain outstanding and unpaid, or any other amount is owing to any Purchaser under any Transaction Document, the Company shall promptly notify the Purchasers in writing, with a reasonably detailed description thereof, of any litigation, legal proceeding or dispute, other than disputes in the ordinary course of business or, whether or not in the ordinary course of business, involving amounts in excess of Two Hundred Fifty Thousand ($250,000) Dollars, affecting the Company, whether or not fully covered by insurance, and regardless of the subject matter thereof.

(p) Most Favored Nation Provision. For so long as the Notes remain outstanding and unpaid, in the event that the Company issues or sells any other Indebtedness of the Company convertible into shares of Common Stock, if a Purchaser then holding outstanding Securities reasonably believes that any of the material terms and conditions appurtenant to such issuance or sale are more favorable to such investors than are the terms and conditions granted to the Purchasers hereunder, upon notice to the Company by such Purchaser within five (5) business days after disclosure of such issuance or sale, the Company shall amend the terms of this transaction as to such Purchaser only so as to give such Purchaser the benefit of such more favorable material terms or conditions. This Section 4(p) shall not apply with respect to Exceptions under Section 5.6 of the Note. The Company shall provide each Purchaser with notice of any such issuance or sale not later than ten (10) business days before such issuance or sale.

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5. Transfer Agent Instructions. The Company shall issue irrevocable instructions to its transfer agent (if and when it shall have engaged a transfer agent) to issue certificates, registered in the name of each Purchaser or its nominee, for the Conversion Shares in such amounts as specified from time to time by each Purchaser to the Company upon conversion of the Notes in accordance with the terms thereof (the “Irrevocable Transfer Agent Instructions”). Prior to registration of the Conversion Shares under the Securities Act or the date on which the Conversion Shares may be sold pursuant to Rule 144 without any restriction as to the number of Securities as of a particular date that can then be immediately sold, all such certificates shall bear the restrictive legend specified in Section 2(h) of this Agreement. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(g) hereof (in the case of the Conversion Shares, prior to registration of the Conversion Shares under the Securities Act or the date on which the Conversion Shares may be sold pursuant to Rule 144 without any restriction as to the number of Securities as of a particular date that can then be immediately sold), will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement. Nothing in this Section shall affect in any way the Purchaser’s obligations and agreement set forth in Section 2(g) hereof to comply with all applicable prospectus delivery requirements, if any, upon re-sale of the Securities. If a Purchaser provides the Company, with a customary opinion of counsel, that shall be in form, substance and scope reasonably acceptable to Company counsel, to the effect that a public sale or transfer of such Securities may be made without registration under the Securities Act and such sale or transfer is effected, the Company shall permit the transfer, and, in the case of the Conversion Shares, promptly instruct its transfer agent to issue one or more certificates, free from restrictive legend, in such name and in such denominations as specified by such Purchaser. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Purchasers, by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 may be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section, that the Purchasers shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate transfer, without the necessity of showing economic loss and without any bond or other security being required.

6. Conditions to the Company’s Obligation to Sell. The obligation of the Company hereunder to issue and sell the Notes to a Purchaser at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions thereto, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

(a) The applicable Purchaser shall have executed this Agreement and the Lock-Up Agreement, and delivered the same to the Company.

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(b) The applicable Purchaser shall have delivered the Purchase Price in accordance with Section 1(b) above.

(c) The representations and warranties of the applicable Purchaser shall be true and correct in all material respects, and the applicable Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the applicable Purchaser at or prior to the Closing Date.

(d) No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

7. Conditions to Each Purchaser’s Obligation to Purchase. The obligation of each Purchaser hereunder to purchase the Notes at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions, provided that these conditions are for such Purchaser’s sole benefit and may be waived by such Purchaser at any time in its sole discretion:

(a) The Company shall have executed this Agreement, and delivered the same to the Purchaser.

(b) The Company shall have delivered to such Purchaser duly executed Notes (in such denominations as the Purchaser shall request) in accordance with Section 1(b) above.

(c) The representations and warranties of the Company shall be true and correct in all material respects, and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Purchaser shall have received a certificate or certificates, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Purchaser including, but not limited to certificates with respect to the Company’s Articles of Incorporation, By-laws and Board of Directors’ resolutions relating to the transactions contemplated hereby.

(d) No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

(e) No event shall have occurred which would reasonably be expected to have a Material Adverse Effect on the Company.

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8. Governing Law; Jurisdiction; Fees; Waiver of Jury Trial.

(a) THIS AGREEMENT SHALL BE ENFORCED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF KENTUCKY APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW.

(b) THE PARTIES HERETO HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COMMONWEALTH OF KENTUCKY OR UNITED STATES FEDERAL COURTS LOCATED IN THE MIDDLE DISTRICT OF KENTUCKY WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. THE PARTIES IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING. THE PARTIES FURTHER AGREE THAT SERVICE OF PROCESS UPON A PARTY MAILED BY FIRST CLASS MAIL IN ACCORDANCE WITH SECTION 9(e) HEREOF SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR PROCEEDING. NOTHING HEREIN SHALL AFFECT A PARTY’S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. THE PARTIES AGREE THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER.

(c) THE PARTY OR PARTIES WHICH DO NOT PREVAIL IN ANY DISPUTE ARISING UNDER THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT PRIOR TO THE CONSUMMATION BY THE COMPANY OF ANY UNDERWRITTEN PUBLIC OFFERING OF ITS SECURITIES SHALL BE RESPONSIBLE FOR ALL FEES AND EXPENSES, INCLUDING ATTORNEYS’ FEES, INCURRED BY THE PREVAILING PARTY IN CONNECTION WITH SUCH DISPUTE.

(d) EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, ANY TRANSACTION DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.

9. Miscellaneous.

(a) Counterparts; Signatures by Facsimile. This Agreement may be executed in one or more counterparts (with the Purchasers each executing the counterpart in the form of Annex A hereto). Each of such counterparts shall be deemed an original, and all of which shall, when taken together, constitute one and the same agreement, and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party (including in the manner described above), may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

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(b) Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

(c) Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

(d) Entire Agreement; Amendments. This Agreement, the other Transaction Documents and the instruments, documents and schedules referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the Company and a majority in interest of the Purchasers.

(e) Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile transmission and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile transmission, with printed confirmation of receipt, in each case addressed to a party. The addresses for such communications shall be:

(i)	If to the Company:

IMAC Holdings, LLC
2725 James Sanders Blvd.
Paducah, KY 42001
Attention: Mr. Jeff Ervin, CEO
Telephone: (615) 473-8873

With a copy to:

Olshan Frome Wolosky LLP
1325 Avenue of the Americas, 15th Floor
New York, New York 10019
Attention: Spencer G. Feldman, Esq.
Telephone: (212) 451-2300
Facsimile: (212) 451-2222

(ii)	If to a Purchaser: To the address and fax number set forth immediately below such Purchaser’s name on the counterpart signature pages hereto.

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Each party shall provide notice to the other party of any change in address, telephone or facsimile number.

(f) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor any Purchaser shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, but subject to the provisions of Section 2(f) hereof, any Purchaser may, without the consent of the Company, assign its rights hereunder to any person that purchases Securities in a private transaction from a Purchaser or to any of its “affiliates,” as that term is defined under the Exchange Act.

(g) Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and, except for the Placement Agent, who is specifically agreed to be and acknowledged by each party as a third party beneficiary hereof, is not for the benefit of, nor may any provision hereof be enforced by, any other person.

(h) Survival; Indemnification; Limitation on Liability.

(i) The representations and warranties of the Purchasers and the Company set forth in Sections 2 and 3 hereof shall survive for 12 months following the Closing Date notwithstanding any due diligence investigation conducted by or on behalf of the Purchasers or the Company, as applicable.

(ii) The Company agrees to indemnify and hold harmless each of the Purchasers and all of their respective officers, directors, employees, agents and representative from and against any and all claims, costs, expenses, liabilities, obligations, losses or damages (including reasonable legal fees) of any nature (“Losses”), incurred by or imposed upon any such party arising as a result of or related to any actual or alleged breach by the Company of any of its representations, warranties and covenants set forth in Sections 3 and 4 hereof or any of its covenants, agreements and obligations under this Agreement or any other Transaction Document.

(iii) Each Purchaser agrees, severally but not jointly, to indemnify and hold harmless the Company and its officers, directors, employees and agents for Losses arising as a result of or related to any actual or alleged breach any breach by such Purchaser of any of its representations or warranties set forth in Section 2 hereof or any of its covenants, agreements and obligations under this Agreement or any other Transaction Document.

(iv) Notwithstanding the foregoing: (A) an indemnifying party shall not be liable for any claim for indemnification or Loss associated therewith unless and until the aggregate amount of indemnifiable Losses which may be recovered from the indemnifying party equals or exceeds $100,000, after which the indemnifying party shall be liable, subject to the provisions hereof, for all Losses, including the initial $100,000 of Losses, and (ii) in no event shall the aggregate amount paid by an indemnifying party pursuant to this Section 9(h) exceed $500,000.

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(i) Publicity. The Company and the Placement Agent shall have the right to review a reasonable period of time before issuance of any press releases or SEC or other regulatory filings, or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Placement Agent or the Purchasers, to make any press release or SEC or other regulatory filings with respect to such transactions as is required by applicable law and regulations (although the Placement Agent shall be consulted by the Company in connection with any such press release prior to its release and shall be provided with a copy thereof and be given an opportunity to comment thereon).

(j) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

[Remainder of page intentionally left blank; signature pages follow.]

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IN WITNESS WHEREOF, the undersigned Purchasers and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first above written.

IMAC Holdings, LLC

By:
Name:
Title:

PURCHASERS:

The Purchasers executing the Signature Page in the form attached hereto as Annex A and delivering the same to the Company or its agents shall be deemed to have executed this Agreement and agreed to the terms hereof.

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Annex A

Securities Purchase Agreement

Purchaser Counterpart Signature Page

The undersigned, desiring to: (i) enter into this Securities Purchase Agreement dated as of ________ ___, 2018 (the “Agreement”), between the undersigned, IMAC Holdings, LLC, a Kentucky limited liability company (the “Company”), and the other parties thereto, in or substantially in the form furnished to the undersigned and (ii) purchase the securities of the Company appearing next to the undersigned’s name on Schedule A to the Agreement, hereby agrees to purchase such securities from the Company as of the Closing and further agrees to join the Agreement as a party thereto, with all the rights and privileges appertaining thereto, and to be bound in all respects by the terms and conditions thereof.

IN WITNESS WHEREOF, the undersigned has executed the Agreement as of ____________ ___, 2018.

PURCHASER:

Name and Address, E-mail, Fax No. and Social Security No./EIN of Purchaser:

______________________________________

______________________________________

______________________________________

E-mail: ________________________________

Fax No.: _______________________________

Soc. Sec. No./EIN: _______________________

If a partnership, corporation, trust or other business entity:

By:
Name:
Title:

If an individual:

Signature

Purchase Price: $ ___________________

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THE SECURITY REPRESENTED HEREBY, AND THE SECURITIES ISSUABLE UPON CONVERSION OR REDEMPTION HEREOF, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR THIS COMPANY, IS AVAILABLE.

IMAC Holdings, LLC

4% CONVERTIBLE PROMISSORY NOTE

No. _____

US$______ ___________ __, 2018

THIS 4% CONVERTIBLE PROMISSORY NOTE is one of a duly authorized issue of unsecured convertible promissory notes (each, a “Note” and collectively, the “Notes”) of IMAC Holdings, a Kentucky limited liability company that intends to convert, prior to a proposed Regulation A+ initial public offering, into a corporation pursuant to a statutory conversion and change its name to IMAC Regeneration Centers, Inc. (as applicable, the “Company”), and has been issued to the Holder (as defined below) in connection with the private placement of securities offered pursuant to that certain: (i) Securities Purchase Agreement, (ii) Term Sheet, (iii) this Note, and (iv) Lock-Up Agreement, each dated as of the date of this Note (collectively, the “Transaction Documents”). The Notes are designated as the 4% Convertible Promissory Notes, in an aggregate maximum principal face value for all Notes of this series (the “Series”) of up to Two Million United States Dollars (US$2,000,000).

FOR VALUE RECEIVED, the Company promises to pay to the order of __________, having an address at ____________________, and such person or entities’ successors and assigns (the “Holder”), the principal sum of __________ Dollars ($__________), or such other amount as shall then equal the outstanding principal amount hereof, in accordance with the terms hereof, and to pay interest on the principal sum outstanding, at the rate of four percent (4%) per annum. Accrual of interest on the outstanding principal amount shall commence on the date hereof and shall continue until payment in full of the outstanding principal amount has been made or duly provided for, or until the entire outstanding principal amount of the Note has been converted. This Note is unsecured. The Holder takes this Note subject to the terms and restrictions set forth in the Transaction Documents and shall be entitled to certain rights and privileges as set forth in the Transaction Documents.

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The following is a statement of the rights of the Holder of this Note and the terms and conditions to which this Note is subject, and to which the Holder, by acceptance of this Note, agrees:

1. Principal Repayment. This Note and any accrued but unpaid interest hereunder will become due and payable in accordance with the terms hereof on ________, 2019, one year from the date of issuance (such date, the “Maturity Date”), unless this Note has been converted as described below; provided, however, that this Note may be prepaid in whole or in part at any time at one hundred twenty percent (120%) of the principal amount hereof plus accrued interest to the date of repayment; and provided, further, that the Company shall be required to offer to prepay the aggregate principal amount of this Note at one hundred twenty-five percent (125%) of the principal amount hereof upon the occurrence of a Change of Control prior to a Qualified Financing.

2. Interest. The holders of the Notes are entitled to receive interest at an annual cumulative rate of four percent (4%) of the principal face dollar value of this Note, due and payable quarterly at a rate of three percent (1%), in the form, at the Holder’s option, of (a) cash out of funds legally available therefor (but mandatorily in cash as to the first such quarterly interest payment), (b) in-kind as shares of the Company’s Common Stock, no par value per share (the “Common Stock”), based on the fair market value of the Common Stock on the date of issuance, as determined by the Board of Directors of the Company in good faith, or (c) a combination of cash and in-kind interest, on the last business day of each calendar quarter commencing six months after the date of issuance of this Note. Upon the occurrence of an Event of Default (as defined in Section 7), and so long as it remains uncured, interest on the principal face dollar value of this Note shall accrue at a rate of eight percent (8%) per annum. The interest rates provided above shall be calculated for the actual days elapsed on the basis of a 365-day year and shall apply before and after maturity and judgment.

3. Conversion.

(a) Generally. All or any portion of the outstanding principal amount of and accrued interest under this Note may, at any time after the conversion of the Company into a corporation and on or prior to or after the Maturity Date and in the Holder’s sole discretion (except as provided for in Section 3(b) below), be converted into shares of Common Stock at a price equal to the Conversion Price, as defined below.

(b) In Connection with a Qualified Financing. If, on or prior to the Maturity Date, the Company consummates a Qualified Financing (as defined below) establishing a valuation of the Company, then, on and following the closing of such Qualified Financing, one hundred percent (100%) of the outstanding principal amount of and accrued interest under this Note may, at the Holder’s option, be converted into such number of shares of Common Stock at a price equal to eighty percent (80%) of the offering price per share to be received by the Company (or otherwise calculable) in the Qualified Financing (as modified below, the “Conversion Price”). For purposes hereof, a “Qualified Financing” shall mean an equity financing transaction pursuant to which the Company sells shares of its common stock, preferred stock or any other equity or equity-linked securities (which financing includes the Company’s contemplated Regulation A+ initial public offering under Title IV of the JOBS Act), with aggregate gross proceeds of not less than $3.0 million, excluding any and all indebtedness under the Notes that is converted into shares of Common Stock, and with the principal purpose of raising capital. In the event that a Qualified Financing is not consummated by the Company on or before the Maturity Date, the Holder may elect to convert this Note into shares of Common Stock at a “Conversion Price” equal to eighty percent (80%) of the gross price per share received by the Company (or otherwise calculable) in the last round of financing by the Company of any of its equity or equity-linked securities of the Company in a third-party financing transaction (provided, that, in the event an agreement or letter of intent for a Qualified Financing is executed by the Company establishing a valuation of the Company prior to the Maturity Date and is actively in the process of being completed, the Conversion Price shall not be less than the price per share of Common Stock established (or calculable) in the agreement or letter of intent for the Qualified Financing).

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(c) Mechanics of Conversion. Upon any conversion of this Note: (i) such principal amount converted and such converted portion of this Note shall become fully paid and satisfied, (ii) the Holder shall surrender and deliver this Note, duly endorsed, to the Company or such other address which the Company shall designate against delivery of the certificates representing the new securities of the Company, (iii) the Company shall promptly deliver a duly executed Note to the Holder in the principal amount, if any, that remains outstanding after any such conversion; and (iv) in exchange for all or any portion of the surrendered Note described in the preceding clauses 3(c)(i) or (ii) hereof, the Company shall deliver to the Holder certificates representing such number of shares of Common Stock to which the Holder is entitled to receive based on its conversion of the Note, which certificates shall bear such legends as are required under applicable state and federal securities laws.

(d) Issue Taxes. The Company shall pay any and all issue and other taxes that may be payable with respect to any issue or delivery of shares of Common Stock on conversion of this Note pursuant hereto; provided, however, that the Holder shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such conversion.

(e) Elimination of Fractional Interests. No fractional shares of Common Stock shall be issued upon conversion of this Note, nor shall the Company be required to pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated and that all issuances of Common Stock shall be rounded up to the nearest whole share.

4. Rights upon Liquidation, Dissolution or Winding Up. In the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, the holders of the Notes shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Company to the holders of any debt or equity securities of the Company, an amount equal to the unpaid and unconverted principal face amount of their Notes and any accrued and unpaid interest thereon. The Holder shall be paid in preference to any unsecured creditors of the Company and shall be paid pro rata in proportion to the principal amount of Notes held by holders of the Series if the available assets are not sufficient to repay the Notes. The rights of the Holder described in this Section 4 are referred to collectively as the “Liquidation Preference.”

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5. Adjustments.

(a) Splits, Subdivisions, etc. In the event that the Company should at any time or from time to time, after the date of this Note, fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock, or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly additional shares of Common Stock (hereinafter referred to as “Common Stock Equivalents”) without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend, distribution, split or subdivision if no record date is fixed), the Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of this Note shall be increased in proportion to such increase in the aggregate number of shares of the Common Stock outstanding.

(b) Combinations. If the number of shares of Common Stock outstanding at any time after the date of this Note is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable upon conversion of this Note shall be decreased in proportion to such decrease in outstanding shares.

(c) Mergers, Consolidations, etc. A merger, consolidation or other corporate reorganization in which the Company’s stockholders shall receive cash or securities of another entity, or any transaction in which all or substantially all of the assets of the Company are sold shall be treated as a liquidation of the Company for purposes of the payment of the Liquidation Preference. The Holder shall receive prior written notice of any of the foregoing transactions and shall have an opportunity to convert, at their sole election, the Note prior to the consummation of any such transaction.

(d) Dilutive Issuances. In the event that the Company shall, at any time while all or any portion of this Note is outstanding, sell any shares of Common Stock for a consideration per share less than the Conversion Price, or issue Common Stock Equivalents convertible into or exchangeable for Common Stock at an exercise or conversion price below the Conversion Price (such actions, a “Dilutive Offering”), then the Conversion Price shall immediately be changed upon each such issuance such that the Conversion Price shall be adjusted by multiplying the then applicable Conversion Price by the following fraction:

A + B

————————————————

(A + B) + [((C – D) x B) / C]

A = Total amount of shares convertible pursuant to this Note assuming the entire amount of the Note is converted.

B = Actual shares sold in the Dilutive Offering

C = Conversion Price

D = Offering price in the Dilutive Offering

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(e) Computation of Consideration. For purposes of any computation respecting consideration received pursuant to Section 5(d) above, the following shall apply:

(i) in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith;

(ii) in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors of the Company (irrespective of the accounting treatment thereof); and

(iii) upon any such exercise, the aggregate consideration received for such securities shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional minimum consideration, if any, to be received by the Company upon the conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in subsections (i) and (ii) of this Section 5(e)).

(f) Exceptions. No adjustment to the Conversion Price shall be made pursuant to this Section 5 with respect to: (i) the issuance or sale of this Note or other Notes in the series, or shares of Common Stock issuable upon exercise of the Notes, warrants and convertible securities outstanding as of the date hereof, or (ii) the issuance or sale of any shares of Company capital stock, or the grant of options exercisable therefore, issued or issuable after the date of this Note, to directors, officers, employees, advisers and consultants of the Company pursuant to any incentive or non-qualified stock option plan or agreement, stock purchase plan or agreement, employee stock ownership plan (ESOP), but solely as the same is in existence as of the date hereof, or (iii) shares of Company capital stock issued in connection with any subdivision, reclassification or combination of, the outstanding shares of Common Stock, or (iv) shares of Company capital stock issued at less than the Conversion Price then in effect to the sellers in connection with the acquisition by the Company of a corporation or other business entity or assets; provided, however, that in no event shall any issuances of Company capital stock issued under clause (iv) of this subsection (f) cause dilution in excess of twenty percent (20%) to the holders of the Securities.

6. Representations and Affirmative and Negative Covenants of the Company. The Company hereby represents and warrants to the Holder, and covenants and agrees, as the case may be, to all of the matters set forth in Sections 3 and 4 of the Securities Purchase Agreement, which representations, warranties, covenants and agreements are incorporated by reference herein as if set forth fully herein. In addition, the Company hereby covenants to the holder as follows:

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(a) Event of Default. Within five (5) days of any officer of the Company obtaining knowledge of any Event of Default (as defined in Section 7 hereof), if such Event of Default is then continuing, the Company shall furnish to the Holder a certificate of the chief financial or accounting officer of the Company setting forth the details thereof and the action which the Company is taking or proposes to take with respect thereto.

(b) Performance. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of the provisions of this Note and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Note against impairment.

7. Events of Default. This Note shall become immediately due and payable at the option of the holders of greater than 50% of the face amount of all then outstanding Notes issued in the Series, upon any one or more of the following events or occurrences (“Events of Default”):

(a) if any portion of this Note is not paid when due; provided, that this shall only constitute an Event of Default if such default is not cured by the Company within fifteen (15) days after the Holder has given the Company written notice of such default;

(b) upon a “Change in Control” of the Company, meaning: (i) an acquisition of any voting securities of the Company (the “Voting Securities”) by any “person” (as the term “person” is used for purposes of Section 13(d) or Section 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), immediately after which such person has “beneficial ownership” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) (“Beneficial Ownership”) of 30% or more of the combined voting power of the Company’s then outstanding Voting Securities without the approval of the Company’s Board of Directors (the “Board”); (ii) a merger or consolidation that results in more than 50% of the combined voting power of the Company’s then outstanding Voting Securities of the Company or its successor changing ownership(whether or not approved by the Board); (iii) the sale of all or substantially all of the Company’s assets in one or a series of related transactions; (iv) approval by the stockholders of the Company of a plan of complete liquidation of the Company; or (v) the individuals constituting the Board as of the date of this Note (the “Incumbent Board”) cease for any reason to constitute at least 1/2 of the members of the Board; provided, however, that if the election, or nomination for election by the Company’s stockholders, of any new director was approved by a vote of the Incumbent Board, such new director shall be considered a member of the Incumbent Board. The Company shall give the Holder no less than thirty (30) days written notice of a potential Change in Control.

(c) if any final judgment for the payment of money is rendered against the Company and the Company does not discharge the same or cause it to be discharged or vacated within ninety (90) days from the entry thereof, or does not appeal therefrom or from the order, decree or process upon which or pursuant to which said judgment was granted, based or entered, and does not secure a stay of execution pending such appeal within ninety (90) days after the entry thereof;

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(d) if the Company makes an assignment for the benefit of creditors or if the Company generally does not pay its debts as they become due;

(e) if a receiver, liquidator or trustee of the Company is appointed or if the Company is adjudicated a bankrupt or insolvent, or if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, is filed by or against, consented to, or acquiesced in, by the Company or if any proceeding for the dissolution or liquidation of the Company is instituted; however, if such appointment, adjudication, petition or proceeding is involuntary and is not consented to by the Company, upon the same not being discharged, stayed or dismissed within sixty (60) days;

(f) if the Company defaults in any material respect under any other secured or unsecured indebtedness for borrowed money, other than any indebtedness owed to officers, directors or stockholders of the Company, mortgage or security agreement covering any part of its property;

(g) if the Company defaults in the observance or performance of any other material term, agreement, covenant or condition of this Note or the Transaction Documents, and the Company fails to remedy such default within fifteen (15) days after notice by the Holder to the Company of such default, or, if such default is of such a nature that it cannot with due diligence be cured within said fifteen (15) day period, if the Company fails, within said fifteen (15) days, to commence all steps necessary to cure such default, and fail to complete such cure within forty five (45) days after the end of such fifteen (15) day period;

(h) except for specific defaults set forth in this Section 7, if the Company defaults in the observance or performance of any material term, agreement or condition of the Note or the Transaction Documents, and such default continues after the end of any applicable cure period provided for therein; and

(i) if any of the following exist uncured for fifteen (15) days following written notice to the Company: (i) the failure, subject to applicable survival periods, of any representation or warranty made by the Company to the Holder pursuant to any of the Transaction Documents to be true and correct in all material respects or (ii) the Company fails to provide the Holder with the written certifications and evidence referred to in this Note.

8. Usury. In no event shall the amount of interest paid or agreed to be paid hereunder exceed the highest lawful rate permissible under applicable law. Any excess amount of deemed interest shall be null and void and shall not interfere with or affect the Company’s obligation to repay the principal of and interest on the Note.

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9. Holder Not Deemed a Stockholder. The Holder, as such, of this Note shall be entitled (prior to conversion or redemption of this Note into Common Stock, and only then to the extent of such conversion) to vote or receive dividends or be deemed the holder of shares of Common Stock for any purpose, nor shall anything contained in this Note be construed to confer upon the Holder hereof, as such, any of the rights at law of a stockholder of the Company prior to the issuance to the holder of this Note of the shares of Common Stock which the Holder is then entitled to receive upon the due conversion of all or a portion of this Note.

10. Mutilated, Destroyed, Lost or Stolen Notes. In case this Note shall become mutilated or defaced, or be destroyed, lost or stolen, the Company shall execute and deliver a new note of like principal amount in exchange and substitution for the mutilated or defaced Note, or in lieu of and in substitution for the destroyed, lost or stolen Note. In the case of a mutilated or defaced Note, the Holder shall surrender such Note to the Company. In the case of any destroyed, lost or stolen Note, the Holder shall furnish to the Company: (a) evidence to its satisfaction of the destruction, loss or theft of such Note and (b) such security or indemnity as may be reasonably required by the Company to hold the Company harmless.

11. Waiver of Demand, Presentment, etc. The Company hereby expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, bringing of suit and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereunder, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder.

12. Payment. Except as otherwise provided for herein, all payments with respect to this Note shall be made in lawful currency of the United States of America by check or wire transfer of immediately available funds, at the option of the Holder, at the principal office of the Holder or such other place or places or designated accounts as may be reasonably specified by the Holder of this Note in a written notice to the Company at least one (1) business day prior to payment. Payment shall be credited first to the accrued interest then due and payable and the remainder applied to principal.

13. Assignment. The rights and obligations of the Company and the Holder of this Note shall be binding upon, and inure to the benefit of, the permitted successors, assigns, heirs, administrators and transferees of the parties hereto.

14. Waiver and Amendment. Any provision of this Note, including, without limitation, the due date hereof, and the observance of any term hereof, may be amended, waived or modified (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the holders of greater than 50% of the face amount of all then outstanding Notes issued in the Series.

15. Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered or certified mail, postage prepaid, or delivered by facsimile transmission, to the Company at the address or facsimile number set forth herein or to the Holder at its address or facsimile number set forth in the records of the Company. Any party hereto may by notice so given change its address for future notice hereunder. Notice shall conclusively be deemed to have been given when personally delivered or when deposited in the mail in the manner set forth above and shall be deemed to have been received when delivered or, if notice is given by facsimile transmission, when delivered with confirmation of receipt.

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16. Governing Law; Jurisdiction; Waiver of Jury Trial.

(a) THIS NOTE SHALL BE ENFORCED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF KENTUCKY APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW.

(b) THE COMPANY HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COMMONWEALTH OF KENTUCKY OR UNITED STATES FEDERAL COURTS LOCATED IN THE MIDDLE DISTRICT OF KENTUCKY WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS NOTE. THE COMPANY IRREVOCABLY WAIVES THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING. THE COMPANY FURTHER AGREES THAT SERVICE OF PROCESS UPON IT MAILED BY FIRST CLASS MAIL SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE COMPANY IN ANY SUCH SUIT OR PROCEEDING. NOTHING HEREIN SHALL AFFECT THE HOLDER’S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. THE COMPANY AGREES THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER.

(c) THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS NOTE.

17. Severability. If one or more provisions of this Note are held to be unenforceable under applicable law, such provisions shall be excluded from this Note, and the balance of this Note shall be interpreted as if such provisions were so excluded and shall be enforceable in accordance with its terms.

18. Headings. Section headings in this Note are for convenience only, and shall not be used in the construction of this Note.

[Remainder of page intentionally left blank; signature page follows.]

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IN WITNESS WHEREOF, the Company has caused this Note to be issued as of the date first above written.

IMAC Holdings, LLC

By:
Name:
Title:

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NOTICE OF CONVERSION

(to be signed upon conversion of the Note by the Holder)

To IMAC Regeneration Centers, Inc.:

The undersigned, the holder of the foregoing Note, hereby surrenders such Note for conversion into ______ shares of the common stock of IMAC Regeneration Centers, Inc., and requests that the certificates for such shares be issued in the name of, and delivered to, _________________, whose address is ___________________________________.

Dated: _____________________

(signature)

(address)

LOCK-UP AGREEMENT

IMAC Regeneration Centers, Inc.

2725 James Sanders Blvd.
Paducah, KY 42001

Ladies and Gentlemen:

The undersigned, an owner of a 4% convertible promissory note of IMAC Holdings, LLC, a Kentucky limited liability company that intends to convert, prior to a proposed Regulation A+ initial public offering, into a corporation pursuant to a statutory conversion and change its name to IMAC Regeneration Centers, Inc. (as applicable, the “Company”), in the principal amount of $________, convertible into shares of Common Stock of the Company (the “Common Stock”), understands that the Company proposes to file with the U.S. Securities and Exchange Commission an offering statement for the registration of certain securities of the Company (the “Registration Statement”) in connection with a proposed public offering of such securities (the “Offering”).

In order to induce the Underwriter to proceed with the Offering, the undersigned agrees, for the benefit of the Company and the Underwriter, that should the Offering become effective, the undersigned will not, without the Underwriter’s prior written consent (and, if required by applicable state blue sky laws, the securities commissions in any such states), offer, sell, assign, hypothecate, pledge, transfer or otherwise dispose of, directly or indirectly, any of the abovementioned securities, or any shares of Common Stock issued in connection with the conversion of such securities, or by reason of any stock split or other distribution of stock, or grant of options, warrants or other rights with respect to any such options (collectively, the “Securities”), during the six-month period commencing on the date the Company’s Registration Statement is declared effective by the Securities and Exchange Commission) (the “Effective Date”); provided that the foregoing shall not apply to (i) Securities acquired by the undersigned in the Offering or Securities acquired by the undersigned in the after-market after the Effective Date; and (ii) the transfer without consideration to family members or a trust established for their benefit in connection with which the proposed transferee agrees in writing to be bound by all of the provisions of this agreement prior to the consummation of such transfer.

The undersigned will permit all certificates evidencing any such Securities to be endorsed with an appropriate restrictive legend reflecting the terms of this letter, and consents to the placement of appropriate stop transfer orders with the transfer agent for the Company. A copy of this letter will be available from the Company or the Company’s transfer agent upon request and without charge. The terms and conditions of this letter can be modified (including premature termination of this Agreement) only with the Underwriter’s prior written consent.

Dated: _________ ___, 2018
Printed Name

By:
Signature

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